NSA                           THE NEW SOUTH AFRICA
                                         FUND INC.









                                      NSA




                                 ANNUAL REPORT
                               FEBRUARY 28, 1999

     THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS TRANSMITTED TO THE SHAREHOLDERS OF THE NEW SOUTH AFRICA FUND INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

     NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

     COMPARISONS BETWEEN CHANGES IN THE FUND'S NET ASSET VALUE PER SHARE AND CHANGES IN THE JOHANNESBURG STOCK EXCHANGE ALL SHARE INDEX SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S INVESTMENT POLICY AND OBJECTIVES, THE CHARACTERISTICS AND QUALITY OF THE FUND'S INVESTMENTS, THE SIZE OF THE FUND AND VARIATIONS IN THE US DOLLAR/RAND EXCHANGE RATE.

THE NEW SOUTH AFRICA FUND INC.
OBJECTIVE
--------------------------------------------------------------------------------

The New South Africa Fund Inc. (the "Fund") was organized to achieve long-term capital appreciation through investments principally in securities of issuers in the Republic of South Africa ("South Africa"), as well as, to a lesser extent, in other countries in the Southern African region. Under normal circumstances, the Fund invested at least 80% of its assets in securities of South African issuers, including at least 65% of its assets in equity securities of South African issuers. The Fund was also permitted to invest up to 35% of its assets in fixed income securities.

On December 10, 1998, the Board of Directors of the Fund adopted a Plan of Liquidation and Dissolution (the "Plan") of the Fund. The Plan was approved by the Fund's stockholders at a special meeting thereof on April 28, 1999 and the Fund is currently in the process of liquidating. The Fund expects to make a liquidating distribution to its stockholders and to de-list its shares from trading on the New York Stock Exchange in late May or early June this year. As of February 28, 1999, approximately 94% of the Fund's assets were invested in cash, short-term U.S. Treasury securities and other money market instruments.

MANAGEMENT
--------------------------------------------------------------------------------

Fleming International Asset Management Limited ("FIAM") is the investment management company appointed to advise on and manage the Fund's portfolio. The Investment Adviser is an affiliate of Robert Fleming Holdings Limited, which manages approximately $100 billion in assets worldwide. Effective April 3, 1997, Raymond Goldblatt was designated to have principal responsibility for recommending the purchase and sale of investment securities by the Fund to the Fund's Investment Adviser, FIAM, which has sole investment discretion with respect to the Fund's assets. Mr. Goldblatt was Chief Executive Officer of Fleming Martin Asset Management, an affiliate of FIAM, and has 13 years of investment management experience. Effective October 9, 1998, Mr. Goldblatt resigned from his position as Vice President of the Fund and as Chief Executive Officer of Fleming Martin Asset Management. Steven Mills, Chief Investment Officer of Fleming Martin Asset Management, assumed Mr. Goldblatt's responsibilities for recommending the purchase and sale of investment securities by the Fund to FIAM effective October 9, 1998. Mr. Mills also was appointed a Vice President of the Fund, as of such date; he resigned from such position effective January 31, 1999.

Following the December 10, 1998 adoption of the Plan by the Board of Directors of the Fund, the Fund's portfolio of securities of South African and other

THE NEW SOUTH AFRICA FUND INC.
MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

regional issuers has been gradually liquidated and the proceeds invested in cash, U.S. Treasury securities and other, high-quality, highly liquid money market instruments. The investment and reinvestment of Fund assets in these securities is managed by FIAM and Mr. Mills made no recommendations to FIAM as to the purchase or sale of any of such securities.

At a special meeting of stockholders of the Fund on December 8, 1998, stockholders voted to terminate the Fund's Investment Advisory Agreement with FIAM. Under applicable law, such vote is binding, and, accordingly, the Directors of the Fund terminated the Investment Advisory Agreement with FIAM. Such termination became effective on February 6, 1999 following expiration of the 60-day notice period contained in such agreement. The Directors, including a majority of directors who were not interested persons of the Fund as defined in the Investment Company Act of 1940 (the "Investment Company Act"), at a special meeting held in person, voted to adopt a new Investment Advisory Agreement with FIAM. The new agreement became effective on February 7, 1999 and is substantially similar to the old agreement with FIAM except that the investment advisory fee payable by the Fund to FIAM is fixed at $12,500 per month, regardless of the asset size of the Fund, for so long as the Fund is substantially invested in cash, U.S. Treasury securities and other high-quality, highly liquid money market instruments. The old Investment Advisory Agreement with FIAM provided for an investment advisory fee payable monthly and calculated at the annualized rate of 1.25% of average weekly net assets of the Fund.

MARKET INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "NSA"). THE SHARE PRICE IS PUBLISHED IN: THE NEW YORK TIMES (daily) under the designation "NewSAfr" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "NewSoAfrFd".

THE NET ASSET VALUE PER SHARE IS PUBLISHED UNDER "CLOSED-END FUNDS" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S.

The Fund expects to pay a liquidating distribution to its stockholders and de-list its shares from trading on the New York Stock Exchange, pursuant to the Plan, in late May or early June of this year.

THE NEW SOUTH AFRICA FUND INC.
DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

Officers and Directors              Arnold Witkin - President, Treasurer
                                      and Chairman of the Board of Directors
                                    Albert Francke - Director
                                    Arthur Levy - Director and Vice President
                                      (Appointed effective December 8, 1998.)
                                    Dr. Nthato H. Motlana - Director
                                    Iain O.S. Saunders - Director
                                    Ann Cranmer - Vice President
                                    Raymond Goldblatt - Vice President
                                      (Resigned effective October 9, 1998.)
                                    Steven Mills - Vice President
                                      (Appointed effective October 9, 1998
                                      and resigned effective January 31, 1999.)
                                    Linda E. Field - Secretary

Investment Adviser                  Fleming International Asset
                                      Management Limited
                                    25 Copthall Avenue
                                    London EC2R 7DR
                                    England

Administrator                       Bear Stearns Funds Management Inc.
                                    575 Lexington Avenue
                                    New York, NY 10022 U.S.A.

Custodian                           Custodial Trust Company
                                    101 Carnegie Center
                                    Princeton, NJ 08540 U.S.A.

Independent Accountants             PricewaterhouseCoopers LLP
                                    1177 Avenue of the Americas
                                    New York, NY 10036 U.S.A.

Legal Counsel                       Baker & McKenzie
                                    805 Third Avenue
                                    New York, NY 10022
                                    U.S.A.

Registrar, Transfer Agent &        PFPC Inc.
Dividend Paying Agent              Bellevue Corporate Center
                                   400 Bellevue Parkway
                                   Mail Stop W3-F400-02-4
                                   Wilmington, DE 19809
                                   U.S.A

THE NEW SOUTH AFRICA FUND INC.
HIGHLIGHTS OF THE PERIOD
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1999

                                                           US $
                                                       ----------
Net Assets                                             41,492,548
Net Asset Value ("NAV") per Share                           10.29
Market Price on New York Stock Exchange                      9.9375
Discount to NAV                                              3.43%

PERFORMANCE FROM MARCH 11, 1994* THROUGH FEBRUARY 28, 1999

Total Return based on Market Price                         (11.29)%+
Total Return based on NAV                                   (6.88)%+
Johannesburg Stock Exchange ("JSE") All Share              (16.27)%++
     Index

-------------------
*    Commencement of operations.
+ Assumes reinvestment of all dividends and distributions paid by the Fund in accordance with the Fund's Dividend Reinvestment and Cash Purchase Plan.
++ The JSE All Share Index performance calculation assumes no reinvestment of dividends and distributions on securities in the Index and does not assume or give effect to any expenses which could be incurred in connection with the actual purchase, sale or holding of any securities in the Index.

                   NAV & Market Price vs. JSE All Share Index
       (The information contained in the footnotes to the table above are applicable to the corresponding information in this graph.)

         GRAPH OMITTED SHOWS THE % INCREASE/DECREASE IN PERFORMANCE FROM 3/11/94 THROUGH 2/28/99 AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT
--------------------------------------------------------------------------------
                                                                  APRIL 30, 1999

DEAR STOCKHOLDERS,

Calendar 1998, and the Fund's fiscal year ended February 28, 1999, were difficult periods for emerging markets generally, and for funds investing in the equity securities traded in those markets. The securities markets in which the Fund was organized to invest -- South Africa and its neighboring countries -- were not exempt from these difficulties, nor was the Fund. The challenges which your Fund faced from an investment and performance standpoint during these periods were also accompanied by the continuation of a long-standing matter of serious concern to Fund investors as well as to the Directors of the Fund: the persistently high discount to net asset value ("NAV") at which the Fund's shares traded on the New York Stock Exchange.


During fiscal 1998, the Directors of the Fund met many times and, as they have almost since the inception of the Fund when the discount problem first developed, considered various means to narrow the discount. In this context, as well as against the backdrop of the development of serious negative economic and other fundamentals in the countries and securities markets in which the Fund was organized to invest, the Board also reconsidered the Fund's future and, in that regard, what, if any, alternatives to the continuation of the Fund in its current structure might be in the best interests of the Fund's stockholders. Also during the period, a number of large and small stockholders approached me, certain other Directors and representatives of the Fund's investment adviser, FIAM, to voice their concern that the market discount to NAV was continuing largely unabated despite the various actions which the Directors had caused the Fund and FIAM to take to seek to ameliorate the problem. In particular, a number of stockholders, representing a significant number of the Fund's outstanding shares, expressed the view that the discount was preventing many stockholders from realizing the full value of their investment. Different stockholders had different ideas as to what should be done both regarding the discount and regarding the Fund's future.

In light of our own continuing concerns, as well as in response to the interest expressed by stockholders in these matters, the Directors decided to convene a special meeting of stockholders and to invite all stockholders to submit proposals as to how to address the discount, the future of the Fund, and any other matters which concerned them. As a result, a special meeting of stockholders of the Fund was held on December 8, 1998 at which two stockholder proposals were presented for consideration. The first recommended that the Board of Directors take such steps as would be necessary to effect the orderly liquidation of the Fund as soon as possible.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------


The second proposal called for the termination of the Fund's investment advisory agreement with FIAM and recommended that the Directors cause the Fund to enter into a new Investment Advisory Agreement with FIAM on the same terms as the old except, the proposal recommended, that the advisory fee payable to FIAM under the new agreement would vary inversely with the size of the discount to NAV at which the Fund's shares traded. In other words, the stockholder proposed that the Fund enter into a new Investment Advisory Agreement with FIAM under which the amount of the advisory fee would be tied to the discount to NAV; as the discount was higher, the advisory fee would be lower. The Directors of the Fund took no position with respect to either stockholder proposal. At the December 8, 1998 special stockholder meeting at which these proposals were considered, although only a small majority of stockholders were present in person or by proxy to vote their shares, an overwhelming percentage of shares represented were voted in favor of both stockholder proposals.

Two days later, on December 10, 1998, the Directors met and voted to adopt a Plan of Liquidation and Dissolution ("the Plan") of the Fund. By law, the Plan was subject to stockholder approval, which was obtained at another special meeting of stockholders of the Fund held on April 28, 1999. The Fund is now in the process of liquidating and winding up its affairs in accordance with the Plan and applicable law. The Fund expects to make a substantial liquidating distribution of its assets to stockholders in late May or early June; a relatively small amount will be withheld, however, to enable to the Fund to pay its remaining liabilities and expenses. In conjunction with such distribution, the Fund's shares will also be de-listed from trading on The New York Stock Exchange. Thereafter, the Fund will file Articles of Dissolution with the State of Maryland (the state in which the Fund is incorporated), and will seek an order of the U.S. Securities and Exchange Commission de-registering the Fund as an investment company under the U.S. Investment Company Act of 1940. Next, stockholders will be requested to surrender their stock certificates for their shares in the Fund to the Fund's transfer agent and a final distribution of the Fund's remaining assets (which are not expected to be sizeable as most of the assets will have already been distributed in the first distribution) will be made.

Now, having outlined in general terms the chronology of events which has led up to this point in time at which the Fund is actually in the process of liquidating and winding up its affairs, I would like to take a step back and review with stockholders in somewhat more detail the considerations which led the Directors to conclude at their December 10, 1998 meeting that it was in the best interests of stockholders that the Fund be liquidated and wound up. In reaching this decision, the Directors considered many factors.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

One factor was the Fund's prospects for achieving its investment objective of long-term capital appreciation by investing principally in equity securities of issuers in South Africa and neighboring countries in light of the recent sharp decline in the market values of those securities, the increased volatility of the securities markets and currencies of those countries. The Directors also considered recent macro-economic and social developments in the South African regions and the prospects for the future as seen at this time, as compared with earlier periods. In addition, the Directors considered the continuing persistence of the high discount to market value of the Fund's shares to their net asset value, notwithstanding the actions which the Fund has taken over the years to seek to reduce the discount. The Directors considered other possibilities for the Fund's future such as converting to an open-end structure, merging with another fund and maintaining the Fund's current status. On balance, the Board concluded that it was in the best interests of stockholders that the Fund be liquidated at this time and adopted the Plan of Liquidation of Dissolution.

In light of its determination that it was in the best interest of stockholders that the Fund be liquidated, the Board also decided that it was appropriate for the Fund to liquidate its portfolio of equity securities of issuers in South Africa and neighboring countries, and to invest the proceeds from such liquidation in cash, short-term U.S. Treasury securities and other high quality, low risk money market instruments. The purpose of doing this was to reduce the Fund's risk profile and preserve assets pending its anticipated liquidation following the stockholder vote on the Plan of Liquidation and Dissolution.

As of the close of business on February 28, 1999, approximately 94% of the Fund's assets was invested in cash and high-quality, highly liquid, money market instruments such as short-term U.S. Treasury securities, while approximately 6% was invested in equity securities of South African and other regional issuers. As of the time this report went to press, 100% of the Fund's net assets were invested in cash and high-quality, highly liquid money market instruments such as short-term U.S. Treasury securities.

As mentioned above, stockholders also voted at their December 8, 1998 special meeting to terminate the Fund's Investment Advisory Agreement with FIAM. On February 6, 1999, the contract was terminated following a 60-day notice period for a new advisory agreement with FIAM which became effective on February 7, 1999, under which the investment advisory fee payable to FIAM under the new contract is substantially less than that which was payable under the former agreement: the new fee is a fixed amount of $12,500 per month as compared with the fee payable under the former agreement of 1.25% of average weekly net assets calculated on an annualized basis and payable monthly.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT CONTINUED)
--------------------------------------------------------------------------------

I would like to conclude on a somewhat personal note. At our most recent Directors' meeting, which immediately followed the stockholder vote to liquidate the Fund on April 28, one of our Directors, Dr. Nthato H. Motlana, a prominent physician, social activist and philanthropist in South Africa -- and one of the Fund's original directors -- remarked that it was a sad day for his country, South Africa, that the Fund was then completely divested of South African securities. For Dr. Motlana, as no doubt for others, it was a remarkable achievement that South Africa had come so far along the path to joining the family of nations that by 1994, there were a sufficient number of investors, individual and institutional, both in the United States and world-wide, to support the creation and continued existence of an investment vehicle such as the Fund (and two others with similar objectives), which was to invest almost entirely in equity securities of issuers of his country. The existence of the Fund (and its two counterparts), the inclusion of South African equities in international emerging markets indices, the return of foreign capital -- all these developments and others like them could only be seen as an endorsement of the accomplishments of the people of South Africa and a vote of confidence in the prospects for that country's future. Inferentially, the significant decline in prices for South African securities experienced in the past 12 months, and the doubtful to negative political and economic indicators now prevalent in the minds of investors vis a vis South Africa, must be seen as a vote of a lack of confidence. Dr. Motlana is right; this is a sad day. My personal hope, and I believe it is shared by the other Directors, is that South Africa will once again pick itself up and get on with the business of constructive nation-building. Then, I am confident that investors will welcome the opportunity to return.

It has been an honor to serve as your Chairman, and I thank each of you for the privilege.

Yours sincerely,


/s/ ARNOLD WITKIN
------------------
Arnold Witkin
President, Treasurer and
Chairman of the Board of Directors

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1999

                                                                      VALUE
DESCRIPTION                                             SHARES         US $
-----------                                             ------        -----

COMMON STOCKS - 6.93%

SOUTH AFRICA - 6.93%

DIVERSIFIED OPERATIONS - 6.93%
        New Africa Investments Ltd. Class N *         1,097,100         591,494
        Real Africa Durolink Holdings Ltd. *             99,721          91,753
        Real Africa  Holdings Ltd.*                   1,009,557       2,191,852
                                                                     ----------

TOTAL COMMON STOCKS
        (cost $5,114,344)                                             2,875,099
                                                                     ----------

                                                         PAR
                                                        (000)
                                                      ----------
SHORT-TERM INVESTMENTS - 93.91%

REPURCHASE AGREEMENT - 0.12%
Repurchase Agreement dated 02/26/99
        with Bear, Stearns & Co. Inc., 4.77%,
        due 03/01/99, collateralized by $50,921
        Federal Home Loan Mortgage Corporation,
        due 11/15/21; total value: $49,575;
        proceeds: $49,835 (cost $49,815)            US $    50           49,815

US GOVERNMENT OBLIGATIONS - 93.79%
US Treasury Bills, 4.324% - 4.457%**,
due 03/25/99- 05/13/99 (cost $38,942,055)           US $39,184       38,915,543
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS - 93.91%
        (cost $38,991,870)                                           38,965,358
                                                                     ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (CONTINUED)
US Tax Information (unaudited)
--------------------------------------------------------------------------------

                                                                      VALUE
DESCRIPTION                                                            US $
-----------                                                           -----


TOTAL INVESTMENTS - 100.84%
        (cost $44,106,214)(a)                                        41,840,457

LIABILITIES IN EXCESS OF CASH &
        OTHER ASSETS - (0.84)%                                         (347,909)
                                                                     ----------

NET ASSETS - 100.00%                                                 41,492,548
                                                                     ==========

------------------
*    Non income producing securities.
**   Effective yield on the date of purchase.
US $ United States dollars.
(a) Aggregate cost for US federal income tax purposes is $44,106,214. The aggregate unrealized appreciation/(depreciation) for all securities is as follows:
                                                                          US $
                                                                     ----------
                Excess of market value over tax cost                     12,581
                Excess of tax cost over market value                 (2,278,338)
                                                                     ----------
                Net unrealized depreciation                          (2,265,757)
                                                                     ==========




                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1999

                                                                         US $
                                                                     ----------
ASSETS
Investments, at value (cost $44,106,214) ( Note 2)                   41,840,457
Cash (representing foreign currency holdings with a
        cost of $159 in an interest-bearing account)                        159
Receivables:
        Interest                                                         10,153
        Dividends                                                         6,206
Deferred organizational costs and prepaid expenses                        1,803
                                                                     ----------
TOTAL ASSETS                                                         41,858,778
                                                                     ----------

LIABILITIES
Payables:
        Investment advisory fee (Note 4)                                 16,251
        Directors' fees 39,400
        Administration fee (Note 4)                                      10,279
        Legal fees (Note 2)                                             188,848
        Other accrued expenses                                          111,452
                                                                     ----------
TOTAL LIABILITIES                                                       366,230
                                                                     ----------
NET ASSETS                                                           41,492,548
                                                                     ==========

Net assets consist of:
Common stock, $0.001 par value (200,000,000 share
        authorized; 4,030,869 shares issued
        and outstanding) (Note 7)                                         4,031
Additional paid-in capital                                           52,133,167
Accumulated net realized loss on investments and
        foreign currency transactions                                (8,375,354)
Net unrealized depreciation on investments, foreign
        currency holdings and other assets and liabilities
        denominated in foreign currencies                            (2,269,296)
                                                                     ----------
NET ASSETS                                                           41,492,548
                                                                     ==========

NET ASSET VALUE PER SHARE
        ($41,492,548 .\. 4,030,869)                                 $     10.29
                                                                    ===========

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28, 1999


                                                                    US $
                                                               -----------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
        of $14,175) (Note 2)                                       949,068
Interest                                                           672,402
                                                                ----------
TOTAL INVESTMENT INCOME                                          1,621,470
                                                                ----------

EXPENSES
Professional fees (Note 2)                                         764,135
Investment advisory fees (Note 4)                                  710,267
Reports and notices to shareholders                                132,800
Administration fees (Note 4)                                        88,148
Accounting fees                                                     83,605
Transfer agent fees and expenses                                    66,325
Custodian fees                                                      64,975
DirectorsO fees and expenses                                        56,227
Insurance                                                           34,932
Amortization of organizational costs (Note 1)                       21,798
NYSE listing fees                                                   16,155
Miscellaneous                                                       26,566
                                                                ----------
TOTAL EXPENSES                                                   2,065,933
                                                                ----------

NET INVESTMENT LOSS                                               (444,463)
                                                                ----------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES (Note 2)

NET REALIZED LOSS ON:
        Investments                                             (6,191,952)
        Foreign currency transactions                           (1,826,321)
                                                                (8,018,273)

Net change in unrealized appreciation/(depreciation) on:
        Investments                                            (21,958,262)
        Foreign currency holdings and other assets and
          liabilities denominated in foreign currencies             (1,262)
                                                               -----------
                                                               (21,959,524)
                                                               -----------

Net realized and unrealized loss on investments,
     foreign currency holdings and other assets and
     liabilities denominated in foreign currencies             (29,977,797)
                                                               -----------

NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                        (30,422,260)
                                                               ===========



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------





                                                          For the Year ended
                                                     ---------------------------
                                                     February 28,   February 28,
                                                        1999           1998
                                                        US $           US $
                                                     ---------------------------

INCREASE/(DECREASE) IN NET ASSETS
        OPERATIONS
        Net investment income/(loss)                   (444,463)       637,707
        Net realized gain/(loss) on investments
                and foreign currency transactions    (8,018,273)     3,483,467
        Net change in unrealized appreciation/
        (depreciation) on investments,
                foreign currency holdings
                and other assets and liabilities
                denominated in foreign currencies   (21,959,524)     1,676,678
                                                    -----------     ----------

        Net increase/(decrease) in net assets
                resulting from operations           (30,422,260)     5,797,852
                                                    -----------     ----------

DIVIDENDS AND DISTRIBUTIONS  TO
        SHAREHOLDERS FROM
        Net investment income                          (133,378)      (515,660)
        Net realized gains on investments                  --       (3,496,384)
        In excess of net realized gains on
        investments                                        --       (1,878,854)
                                                    -----------     ----------
                                                       (133,378)    (5,890,898)
                                                    -----------     ----------
CAPITAL STOCK TRANSACTIONS
        Cost of shares repurchased (Notes 7,8)       (6,929,126)      (293,944)
                                                    -----------     ----------

NET DECREASE IN NET ASSETS                          (37,484,764)      (386,990)
NET ASSETS:
Beginning of year                                    78,977,312     79,364,302
                                                    -----------     ----------

End of year                                          41,492,548     78,977,312*
                                                    -----------     ----------

-------------
* Includes undistributed net investment income of $133,001.



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------

                                                                                                                     For the
                                                                                                                      Period
                                                                                                                     March 11,
                                                                                                                      1994*
                                                                               For the Year ended                    through
                                                            ------------------------------------------------------- ------------
                                                            February 28,   February 28,  February 28,  February 29, February 28,
                                                                1999           1998          1997          1996         1995
                                                                US $           US $          US $          US $         US $
                                                            --------------------------------------------------------------------

Net asset value, beginning of the period                         17.56         17.56         19.38         15.89         13.95**
Offering costs charged to additional paid-in capital               --            --            --            --          (0.19)
                                                               -------      --------      --------      --------      --------
                                                                 17.56         17.56         19.38         15.89         13.76
                                                               -------      --------      --------      --------      --------

Net investment income/(loss)                                     (0.11)+        0.14          0.17+         0.33          0.39
Net realized and unrealized gain/(loss) on investments,
        foreign currency holdings and other assets and
        liabilities denominated in foreign currencies            (7.14)+        1.15         (2.12)+        3.96          2.51
                                                               -------      --------      --------      --------      --------

Total from investment operations                                 (7.25)+        1.29         (1.95)+        4.29          2.90
                                                               -------      --------      --------      --------      --------

Dividends and distributions to shareholders from:
        Net investment income                                    (0.03)        (0.11)        (0.07)        (0.33)        (0.39)
        In excess of net investment income                         --            --            --          (0.42)        (0.32)
        Net realized gains on investments                          --          (0.78)          --          (0.05)        (0.06)
        In excess of net realized gains on investments             --          (0.42)          --            --            --
                                                               -------      --------      --------      --------      --------

Total dividends and distributions to shareholders                (0.03)        (1.31)        (0.07)        (0.80)        (0.77)
                                                               -------      --------      --------      --------      --------

Antidilutive impact due to shares of
        beneficial interest repurchased                           0.01          0.02          0.20           --            --
                                                               -------      --------      --------      --------      --------

Net asset value, end of period                                   10.29         17.56         17.56         19.38         15.89
                                                               =======      ========      ========      ========      ========

Market value, end of period                                       9.94         13.94         14.00         15.38         13.38
                                                               =======      ========      ========      ========      ========

Total investment return based on: (a) (b)
        Market value                                            (28.44)%       10.80%        (8.43)%       20.38          1.50%
        Net asset value                                         (41.19)%       11.29%        (8.88)%       27.72         22.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                         41,493        78,977        79,364        92,196        75,605
Ratio of expenses to average net assets                           3.52%         2.07%         2.35%         1.98%         2.10%++
Ratio of net investment income/(loss)
        to average net assets                                    (0.76)%        0.82%         1.01%         1.77%         2.61%++
Portfolio turnover rate                                          51.93%        90.53%         9.92%        18.91%        10.88%+++

---------------
*   Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share.
+   Based on weighted average shares outstanding.
++  Annualized.
+++ Not annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for periods of less than one year are not annualized.



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
At February 28, 1999



1. ORGANIZATION The New South Africa Fund Inc. (the "Fund") was incorporated in the State of Maryland on January 11, 1994 as a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ( the "Investment Company Act"). Organizational costs of $109,346 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES The following is a summary of significant accounting policies, which are generally accepted in the United States of America, followed by the Fund.

     i) MANAGEMENT ESTIMATES The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     ii) SECURITY VALUATION All securities for which the primary market is an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded on the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. US government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their market value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     iii) REPURCHASE AGREEMENTS The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


          which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Investment Adviser monitors the continued creditworthiness of counterparties, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. In the event of default or bankruptcy of the counterparty, the Fund's realization of the value of the collateral may be delayed or limited.

     iv)  TAXES
          It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a US federal excise tax. For US federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, but within the fiscal year are deemed to arise on the first day of the following fiscal year. For the fiscal year ended February 28, 1999, the Fund incurred and elected to defer $4,435,462 of realized capital losses and $842,127 of realized foreign exchange losses. At February 28, 1999, the Fund had a capital loss carryforward for US federal income tax purposes of $3,097,766 which expires in 2007. The Republic of South Africa ("South Africa") does not impose a withholding tax on dividends paid by South African companies to the Fund. However, dividend income received by the Fund from other Southern African regions may be subject to withholding and other taxes imposed by such countries.

     v)   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
          Investment transactions are accounted for on the trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recorded on the accrual basis and amortization of premium and discount are recorded on a straight-line basis. Dividend income and other distributions are recorded on the ex-dividend date or as the Fund becomes aware of such dividends. The collectibility of income receivable from foreign securities is evaluated periodically and resulting allowance for uncollectible amounts, if any, are reflected currently in the determination of net investment income. At February 28, 1999, no such allowance was established.

     vi)  DISTRIBUTION OF INCOME AND GAINS
          The Fund intends to distribute to shareholders at least annually, substantially all of its net investment income and net realized capital gains. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

          The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for US federal income tax purposes, they are reported as distributions of paid-in capital. At February 28, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences relating to net realized losses on foreign currency denominated transactions of $1,521,773 and a net investment loss of $444,840 to additional paid in capital.

     vii) FOREIGN CURRENCY TRANSLATION
          The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the 12 p.m. mid-market price of such currencies against US dollars as quoted by major New York banks as follows:

          -- investments, other assets and liabilities: at the prevailing rates of exchange on the valuation date;

          -- investment transactions and investment income and expenses: at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity-related securities sold during the period. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

          Net currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

          Net realized foreign exchange losses of $1,826,321 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade dates and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS(CONTINUED)
--------------------------------------------------------------------------------


     viii) PROFESSIONAL FEES
          Professional fees shown in the Statement of Operations primarily represent costs associated with the Fund's self tender offer and costs associated with preparation of proxy materials.

3.   INVESTMENT TRANSACTIONS
     For the fiscal year ended February 28, 1999, total purchases and sales of portfolio investments excluding short-term securities, were $25,756,157 and $67,851,519, respectively.

4.   INVESTMENT ADVISER AND ADMINISTRATOR
     i) Fleming International Asset Management Limited ("FIAM") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Through February 6, 1999, under the Investment Advisory Agreement, the Investment Adviser was paid a monthly advisory fee at an annual rate of 1.25% of the Fund's average weekly net assets. On December 8, 1998, at a special meeting of stockholders of the Fund, stockholders adopted a resolution to terminate the Fund's existing Investment Advisory Agreement with FIAM. In accordance with such resolution, the Board of Directors terminated the Fund's existing Investment Advisory Agreement and approved a new Investment Advisory Agreement with FIAM which became effective February 7, 1999. The new Investment Advisory Agreement reflects the current policy of the Board to liquidate the Fund's equity holdings in an orderly manner and to reinvest the Fund's assets in short-term U.S. Treasury securities and other money market instruments, and, commensurate with such policy, the advisory fee has been reduced to a fixed amount of $12,500 per month.

     ii) Bear Stearns Funds Management Inc. (the "Administrator"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., provides administrative services to the Fund under an Administration Agreement. The Administrator receives a fee that is computed weekly and paid quarterly at an annual rate of 0.15% of the Fund's average weekly net assets.

5.   TRANSACTIONS WITH AFFILIATES
     For the fiscal year ended February 28, 1999, the Fund paid $13,093 in brokerage commissions to Fleming Martin Ltd., an affiliate of the Investment Adviser.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.   CONCENTRATION OF RISK
     The South African and the Southern African regions' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in South Africa or Southern African regions may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of South Africa and the Southern African region securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund, subject to local investment limitation, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. At February 28, 1999, the Fund held no such securities.

     The Fund is permitted to engage in the trading of sovereign debt of South Africa or Southern African regions which involves a substantial degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund invests may be considered to have credit quality below investment grade as determined by US rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

7.   CAPITAL STOCK
     The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 4,030,869 shares outstanding at February 28, 1999, Robert Fleming Inc., an affiliate of the Investment Adviser, owned 7,169 shares. In addition to the issuance of common stock to Robert Fleming Inc., a public offering of the Fund's shares by a group of

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     underwriters resulted in the issuance of 4,750,000 shares of the Fund's common stock.

     On February 29, 1996, the Board of Directors announced that it had given the Fund's Investment Adviser discretion to cause the Fund to repurchase up to 5% of the outstanding shares when the discount to net asset value exceeds 20%. During the quarter ended May 31, 1996, the Fund repurchased 5% or 237,858 of its outstanding shares.

     On February 20, 1997, the Board of Director's announced a second share repurchase program with identical terms to the initial program. Since the date of the announcement through September 7, 1998, the Fund repurchased 22,790 of its outstanding shares.

     On September 8, 1998, the Board of Directors announced certain changes to the Fund's existing share repurchase plan. The changes allow up to 5% of the shares to be bought back whenever the discount exceeds 15%. Previously, the discount had to exceed 20% before the Fund could effect repurchases. Since the date of the announcement through February 28, 1999, the Fund repurchased 16,000 of its outstanding shares. The share repurchase plan is discretionary in nature and decisions to repurchase shares will be made by the Fund's Investment Adviser depending upon existing facts and circumstances such as market volatility, as well as available cash to effect such repurchases.

8.   BOARD POLICIES WITH RESPECT TO THE DISCOUNT TO NET ASSET VALUE
     For the past year, the discount of the market price to net asset value ("NAV") has been in the range of between 3.43% to 22.75%. The discount at which the Fund's shares trade is a matter of concern to the Board. The Board has an ongoing policy to address the issue of the discount, and reviews measures to reduce the discount at each meeting. The actions the Board has taken with respect to the discount reflect the Board's judgment that it is appropriate to take action from time to time, subject to the considerations relating to potential effectiveness, cost, and impact on the Fund's continued viability. In this regard, over the past year, the Board has taken several steps intended to address the issue of the discount.

     The Fund conducted a self-tender offer, which expired on July 29, 1998, for up to 10% or 449,652 of its outstanding shares. Stockholders, who were required to tender all of the shares owned by them if they wished to participate in the tender offer, tendered 3,574,793 shares, or

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     approximately 79.5% of the Fund's outstanding shares as of the expiration date of the tender offer. The Fund repurchased 449,652 shares, pro rata in accordance with the number of shares tendered by each stockholder, for cash at a price of $15.11 per share, the NAV of the shares on July 29, 1998.

     At a meeting on December 10, 1998, the Fund's Board of Directors adopted a formal Plan of Liquidation and Dissolution ("the Plan") of the Fund. The Board's vote followed a special meeting of stockholders of the Fund held on December 8, 1998 at which stockholders adopted a resolution recommending that the Fund's Board of Directors consider approving and submitting to stockholders a plan whereby the Fund would be liquidated in an orderly manner. The Plan will be presented to stockholders for their consideration at a special meeting to be held on April 28, 1999.

     Assuming that the holders of a majority of the outstanding shares of the Fund, present in person or by proxy at such meeting, vote to liquidate the Fund, the Fund anticipates that it will be able to make a substantial distribution of its assets to stockholders (reserving a portion to cover outstanding and anticipated liabilities and other contingencies) within four to five weeks following such vote, and to de-list its shares from the New York Stock Exchange and de-register as an investment company under the Investment Company Act of 1940, as amended thereafter.




22